EXHIBIT 99.1

RenovaCare Secures Patent Victory and Continues to Bolster IP Portfolio

PITTSBURGH & BERLIN – February 21, 2018 – RenovaCare, Inc., (RCAR), developer of the SkinGun™ and CellMist™ System for spraying a patient’s own skin stem cells onto burns and wounds for rapid self-healing, announced it has decisively won against patent challenger, Avita Medical, in a proceeding at the United States Patent Office (USPTO).

Noting that Avita’s arguments were based on old claims and technologies which had already been considered and rejected, the USPTO dismissed the challenge immediately and denied a trial sought by Avita.

“I’m proud of the cutting-edge technologies developed by our team for the millions that suffer from burns and wounds and deserve access to the very latest in medical innovation,” stated Mr. Thomas Bold, President and CEO of RenovaCare.

“Just as we’ve done with this challenge, we’ll aggressively protect our intellectual property while continuing to expand our patent portfolio and enhance shareholder value.”

To-date more than 70 human patients with severe second-degree burns have been treated with the technology behind the RenovaCare SkinGun and its patents. Clinical results, case studies and data have been presented in numerous peer-reviewed publications.

Treated with a gentle spray of their own skin stem cells, many patients have left the hospital within a matter of days, healed with full mobility and scar-free.

In contrast, patients who undergo skin grafting, today’s default treatment, can remain hospitalized for weeks and months while enduring multiple painful surgeries and prolonged physical therapy. Skin graft patients can suffer with the painful psychological effects of disfigurement caused by permanent scarring and are often forced to cope with the ongoing use of pain medications and protracted joint mobility issues.

Another option, in-vitro cultured epithelial grafts, requires harvesting cells from a patient, which are then transported to a specialized external laboratory where they take weeks to form sheets of skin. These fragile sheets must then be shipped back to the hospital for surgical stitching onto a patient’s wounds, a process that is complicated, time-consuming and expensive.

Burned State Trooper Leaves Hospital 4 Days After RenovaCare Stem Cell Spray

The Company has developed its novel SkinGun for the ultra-gentle spray of a patient’s own skin stem cells on to burns and wounds for rapid healing. The potent, regenerative cells are isolated from a postage stamp sized donor site and suspended in a liquid, the CellMist Solution. The CellMist Solution is then sprayed on to wounds using the SkinGun. The entire procedure can be completed in as little as 90 minutes.

The SkinGun spray device and cell isolation methodology are subjects of patents awarded to RenovaCare in the United States and Europe. The company has also filed additional patent applications and continues expanding its intellectual property portfolio.

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Click here to watch State Trooper’s amazing stem cell recovery.

Click here to view before-and-after photos in peer-reviewed publications.

*RenovaCare products are currently in development. They are not available for sale in the United States. There is no assurance that the company’s planned or filed submissions to the U.S. Food and Drug Administration, if any, will be accepted or cleared by the FDA.

About RenovaCare

RenovaCare, Inc. is developing first-of-their-kind autologous (self-donated) stem cell therapies for the regeneration of human organs, and novel medical grade liquid sprayer devices. RenovaCare, Inc. is developing first-of-its-kind autologous (self-donated) stem cell therapies for the regeneration of human organs. Its initial product under development targets the body’s largest organ, the skin. The company’s flagship technology, the CellMist™ System, uses its patented SkinGun™ to spray a liquid suspension of a patient’s stem cells – the CellMist™ Solution – onto wounds. RenovaCare is developing its CellMist™ System as a promising new alternative for patients suffering from burns, chronic and acute wounds, and scars. In the US alone, this $45 billion market is greater than the spending on high-blood pressure management, cholesterol treatments, and back pain therapeutics.

For additional information, please call Drew Danielson at: 888-398-0202 or visit: http://renovacareinc.com

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Legal Notice Regarding Forward-Looking Statements

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although RenovaCare, Inc. (the “Company”) believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to: the timing and success of clinical and preclinical studies of product candidates, the potential timing and success of the Company’s product programs through their individual product development and regulatory approval processes, adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, obsolescence of the Company’s technologies, technical problems with the Company’s research, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company’s operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company’s ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, and other risks. There can be no assurance that further research and development will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that the Company will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the Company’s most recent Form 10-Q and Form 10-K filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S. Securities & Exchange Commission at http://www.sec.gov. The Company undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Contacts:

RenovaCare Inc.

Drew Danielson, 888-398-0202

contact@renovacareinc.com

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